Exhibit 10.6
MALEMARK, INC.

SUBSCRIPTION AGREEMENT

All persons who wish to subscribe for Shares of Malemark, Inc. (the "Company"), must carefully complete the attached Subscription Agreement according to the following instructions and return them to Malemark, Inc. 5525 Erindale Dr, Suite 201, Colorado Springs, CO 80918.

INSTRUCTIONS

A.           Complete and execute the Subscription Agreement as follows:

i.           Insert the number of Shares subscribed for and the total purchase price in the spaces provided in the first paragraph.

ii.          Fill in the blank in paragraph 3 with the name of the appropriate state.

iii.         Indicate in paragraph 6 whether you were assisted or advised by your own professional advisor in connection with your investment in the Shares.  If you were so assisted or advised, you must furnish the information requested in paragraph 6(b).

iv.         Indicate in paragraph 7 the type of ownership which you desire the certificates to reflect.

v.          Date and sign in the appropriate spaces.  Print your name, residence address, social security or tax identification number and telephone number in the spaces provided.  If the Shares are being subscribed for by an entity, the Certificate of Signatory which follows the signature page must also be signed.

B.           Return the completed agreement with a check, wire transfer or certified funds payable to the order of Malemark, Inc. in the amount of $.25 per Share subscribed to: Malemark, Inc. 5525 Erindale Dr, Suite 201, Colorado Springs, CO 80918.

IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.
THIS DOCUMENT REQUIRES SIGNIFICANT REPRESENTATIONS
BY THE INVESTOR

SUBSCRIPTION AGREEMENT

Malemark, Inc.
5525 Erindale Dr Suite 201
Colorado Springs, Colorado 80918

Gentlemen:

The undersigned hereby tenders this subscription for the purchase of  _________________ (_______) Shares for the sum of $___________________, upon the terms and conditions as set forth below.  A check, wire transfer or certified funds payable to “Malemark, Inc.”(The Company) in the amount of $____________________ is delivered herewith.  The undersigned understands that a subscription for the Shares may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom.

By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

1.           The undersigned acknowledges and represents as follows:

(a)           That the undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Shares;

(b)           That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Shares and has the net worth to undertake such risks;

(c)           That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the Shares, and the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

(d)           That the undersigned believes that an investment in the Shares is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means of providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

(e)           That the undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available;

(f)           That the undersigned recognizes that the Company has a limited operating history and that the Shares as an investment involve a high degree of risk, including but not limited to the risk of economic losses from operations of the Company;

(g)           That the undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Shares cannot be resold unless the Shares are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the  Shares and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Shares as collateral for a loan; (iv)  the transferability of the Shares will be restricted and requires conformity with the restrictions contained in paragraph 2 below; and (v) legends will be placed on the certificate(s) representing the Shares referring to the applicable restrictions on transferability; and

(h)           That the undersigned certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

2.           The undersigned acknowledges that the Shares have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Shares are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein.  The undersigned represents and warrants that the Shares are being purchased for the account of the undersigned and for investment purposes only, and without the intention of reselling or redistributing the same, that the undersigned has made no agreement with others regarding any of the Shares, and that the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such securities in the foreseeable future.  The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.  The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of such securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration (it being understood that the Company has no obligation to register any securities).

3.           The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Shares in the State of _________________ and the Shares are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

4.           The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

5.           The undersigned, if other than an individual, makes the following additional representations:

(a)           The undersigned was not organized for the specific purpose of acquiring the Shares; and

(b)           This Subscription Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

6.           The undersigned further represents and warrants that (place and X in one space below):

(a)	the undersigned was not assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares.

(b)	the undersigned was assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares. The advisor's name, address and occupation are as follows:

7.           Manner in Which Title is To Be Held.

Place an "X" in one space below.

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Corporation
(g)	Trust
(h)	Other

SIGNATURES

Dated: ____________, 2009
INDIVIDUAL	Address to Which Correspondence Should be Directed

Signature (Individual)

Signature (all record holders should sign)	City, State and Zip Code

Names(s)Typed or Printed	Tax Identification or Social Security Number
( )
Telephone Number

E-mail Address

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY	Address to Which Correspondence Should be Directed

Name of Entity
By:
Signature	City, State and Zip Code

Its:
Title	Tax Identification or Social Security Number

( )
Name Typed or Printed	Telephone Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I, _____________________________, am the                                            of                                                                   (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this           day of                        , 2009

(Signature)

ACCEPTANCE

This Subscription Agreement is accepted as of   __________________________, 2009.

MALEMARK, INC.
By:
Name Title